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                                                                   EXHIBIT 10.58

                          AMENDED AND RESTATED GUARANTY

      THIS AMENDED AND RESTATED GUARANTY (the "Amended Guaranty") is made February 1, 2002 by Bingham Financial Services Corporation, a Michigan corporation ("Bingham"), in favor of Sun Communities Operating Limited Partnership, a Michigan limited partnership ("SCOLP").

                                    RECITALS:

      A. Guarantor has executed and delivered to Lender a Guaranty dated December 18, 2001, as affirmed by the Affirmation of Guaranty dated January 1, 2002 (collectively, the "Original Guaranty"), pursuant to which Guarantor guaranteed the payment and performance when due of certain obligations owing from Origen Financial, Inc. ("Origen Inc.") to SCOLP, including without limitation under the line of credit loan (the "Line of Credit") evidenced by the Subordinated Loan Agreement dated December 18, 2001 between Origen Inc. and Lender, as amended by the First Amendment to Subordinated Loan Agreement dated January 1, 2002 (collectively, the "Original Loan Agreement") and the Promissory
Note in the original principal amount of $12,500,000 dated December 18, 2001 executed by Origen Inc. in favor of Lender, as amended by the First Amended Promissory Note dated January 1, 2002 in the original principal amount of $17,500,000 (collectively, the "Prior Note").

      B. The Line of Credit is secured by the collateral described in the Amended and Restated Security Agreement dated February 1, 2002 between Origen Inc. and SCOLP, the Amended and Restated Limited Liability Company Interest Security and Pledge Agreement dated February 1, 2002 between Origen Inc. and SCOLP, the Amended and Restated Stock Pledge Agreement dated February 1, 2002 between Origen Inc. and SCOLP, and various Uniform Commercial Code financing statements filed to perfect the security interests granted under the foregoing agreements (the "Origen Inc. Security Documents").

      C. Origen Inc., Origen Financial, L.L.C. ("Origen LLC" and together with Origen Inc., the "Borrowers") and Lender have entered into an Amended and Restated Subordinated Loan Agreement dated February 1, 2002 (the "Amended and Restated Loan Agreement") and the Borrowers have executed a Second Amended and Restated Promissory Note dated February 1, 2002 (the "Second Amended Note"), pursuant to which Lender has agreed to make advances under the Line of Credit, as amended, to each of the Borrowers.

      D. As further security for the Line of Credit, as amended, Origen LLC has granted SCOLP a security interest in the collateral described in the Security Agreement dated February 1, 2002 between Origen LLC and SCOLP and the Limited Liability Company Interest Security and Pledge Agreement dated February 1, 2002 between Origen LLC and SCOLP (collectively, the "Origen LLC Security Documents" and together with the Origen Inc. Security Documents, the "Origen Security Documents").

      E. The Borrowers may from time to time request loans, advances or other financial accommodations from SCOLP and SCOLP may, in its discretion, honor such requests in whole or part and thereby either of the Borrowers may from time to time be indebted to SCOLP, including without limitation, under (i) the Amended and Restated Loan Agreement; (ii) the
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Second Amended Note; and (iii) the Origen Security Documents (collectively, the
"Origen Loan Documents").

      F. SCOLP is unwilling to make loans, advances or extend other financial accommodations to or otherwise do business with the Borrowers unless Bingham continues to unconditionally guarantee payment of all present and future indebtedness and obligations of each of the Borrowers to SCOLP and as a condition of amending the Line of Credit, Lender has required that Guarantor execute and deliver this Amended Guaranty.

      G. Bingham is the sole shareholder of Origen Inc. and a member of Origen LLC and will directly benefit from SCOLP's making of loans, advances or extending other financial accommodations to or otherwise doing business with the Borrowers.

      H. Bingham desires to amend and restate the original Guaranty in its entirety in accordance with the terms and conditions set forth in this Amended Guaranty.

      NOW, THEREFORE, in order to induce SCOLP to make loans, advances or extend other financial accommodations to and otherwise do business with the Borrowers and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Bingham hereby covenants and agrees with SCOLP as follows:

      1. GUARANTY. Bingham hereby irrevocably and unconditionally guarantees to SCOLP and its successors and assigns: (a) the full and prompt payment and performance when due of the Indebtedness, as hereinafter defined; and (b) the payment, compliance with and performance of all other obligations, covenants, representations and warranties of every kind, nature and description in accordance with all instruments and documents executed by either Borrower in favor of SCOLP, whether now owing or existing or heretofore or hereafter created or arising, regardless of whether such obligations, covenants, representations or warranties are held to be unenforceable, void or of no effect against either Borrower and including without limitation, those under any loan agreement and/or promissory note executed and delivered by either Borrower to SCOLP, and any extensions, modifications or renewals thereof. The term "Indebtedness" shall mean all principal, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and all other indebtedness, obligations and liabilities under and in accordance with the terms of all instruments and documents executed by either Borrower in favor of SCOLP, whether direct or indirect, absolute or contingent and whether now owing or existing or heretofore or hereafter created or arising, and regardless of whether such indebtedness, obligations or liabilities are held to be unenforceable, void or of no effect against either Borrower, and all costs, expenses and fees, including reasonable attorneys' fees, arising in connection with the collection or enforcement of any or all amounts, indebtedness, obligations and liabilities of either Borrower to SCOLP, as described above, regardless of whether either Borrower is held to be liable for such amounts. Bingham acknowledges and agrees that any indebtedness of either Borrower to SCOLP as evidenced by any promissory note may be extended or renewed upon maturity at the sole discretion of SCOLP and that the Indebtedness as defined herein, the payment of which is hereby guaranteed, shall include, without limitation, all indebtedness and other obligations as extended or renewed and as may be evidenced by any renewal promissory note.


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      2. GUARANTY UNCONDITIONAL. This is an irrevocable, unconditional and absolute guaranty of payment, and not of collection, and the undersigned agrees that its liability on this Amended Guaranty shall be immediate and SCOLP may have immediate recourse against Bingham for full and immediate payment of the Indebtedness at any time after the Indebtedness or any part thereof, has not been paid when due (whether by acceleration or otherwise) or Origen has defaulted or otherwise failed to perform when due any of its obligations, covenants, representations or warranties to SCOLP.

      3. LIABILITY NOT CONTINGENT. The liability of Bingham on this Amended Guaranty shall not be contingent upon the exercise or enforcement by SCOLP of whatever remedies it may have against either Borrower or others, or the enforcement of any lien or realization upon any security or collateral SCOLP may at any time possess. Any one or more successive and/or concurrent actions may be brought hereon against Bingham either in the same action, if any, brought against either Borrower or in separate actions, as often as SCOLP, in its sole discretion, may deem advisable. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of SCOLP's right to proceed in any other form of action or proceeding or against other parties unless SCOLP has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by SCOLP against either Borrower under any document or instrument evidencing or securing the Indebtedness shall serve to diminish the liability of Bingham, except to the extent SCOLP realizes payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon Bingham's right of subrogation against either Borrower. Receipt by SCOLP of payment or payments with knowledge of the breach of any provision with respect to any of the Indebtedness shall not, as to Bingham, be deemed a waiver of such breach. All rights, powers and remedies of SCOLP hereunder and under any other agreement now or at any time hereafter in force between SCOLP and Bingham shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to SCOLP by law.

      4. LIABILITY ABSOLUTE. Bingham agrees that its liability hereunder is absolute and unconditional and that SCOLP shall not be obligated (although it may do so at its sole option) before being entitled to direct recourse against Bingham to take any steps, whatsoever to preserve, protect, accept, perfect SCOLP's interest in, foreclose upon or realize on collateral security, if any, for the payment of the Indebtedness or any other guaranty of the Indebtedness or in any other respect exercise any diligence whatever in collecting or attempting to collect the Indebtedness by any means.

      5. NO IMPAIRMENT OF LIABILITY. The liability of Bingham shall in no way be affected or impaired by: (a) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Indebtedness; (b) any settlement or compromise in connection with the Indebtedness; (c) any subordination of payments under the Indebtedness to any other debt or claim; (d) any substitution, exchange, release or other disposition of all or any part of any collateral for the Indebtedness; (e) any failure, delay, neglect, act or omission by SCOLP to act in connection with the Indebtedness; (f) any advances for the purpose of performing any covenant or agreement of either Borrower, or curing any breach; (g) the filing by or against either Borrower of bankruptcy, insolvency, reorganization or other debtor's relief afforded either


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Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court; or (h) any other matter whether similar or dissimilar to the foregoing. The obligations of Bingham are unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Indebtedness or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

      6. WAIVERS. Bingham hereby waives each and every defense which, under principles of guaranty or suretyship law or otherwise, would otherwise operate to impair or diminish the liability of Bingham hereunder, including, without limitation: (a) notice of acceptance of this Amended Guaranty and of creations of Indebtedness of either Borrower to SCOLP; (b) any subrogation to the rights of SCOLP against either Borrower until the Indebtedness has been paid in full;
(c) presentment and demand for payment of any Indebtedness of either Borrower;
(d) protest, notice of protest, and notice of dishonor or default to Bingham or to any other party with respect to any of the Indebtedness; (e) all other notices to which Bingham might otherwise be entitled; (f) any demand for payment under this Amended Guaranty; (g) any defense arising by reason of any disability or other defense of either Borrower by reason of the cessation from any cause whatsoever of the liability of either Borrower; (h) any rights to extension, composition or otherwise under the Bankruptcy Code or any amendments thereof, or under any state or other federal statute; (i) any right or claim or claim of right to cause a marshalling of either Borrower's assets; and (j) any participation in any of the Indebtedness by a third party. No notice to or demand on Bingham shall be deemed to be a waiver of the obligation of Bingham or of the right of SCOLP to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Amended Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

      7. WARRANTIES AND REPRESENTATIONS. Bingham represents, warrants and covenants to SCOLP that, as of the date of this Amended Guaranty: Bingham is meeting its current liabilities as they mature; any financial statements of Bingham furnished SCOLP are true and correct and include in the footnotes thereto all contingent liabilities of Bingham; since the date of said financial statements there has been no material adverse change in the financial condition of Bingham; there are not now pending any material court or administrative proceedings or undischarged judgments against Bingham and no federal or state tax liens have been filed or threatened against Bingham, nor is Bingham in default or claimed default under any agreement for borrowed money.

      8. NOTICES. Bingham agrees to immediately give SCOLP written notice of any material adverse change in its financial condition, including but not limited to litigation commenced, tax liens filed, default claimed under its indebtedness for borrowed money or bankruptcy proceedings commenced by or against Bingham. Bingham agrees to deliver, timely to SCOLP, annual financial statements for the preceding fiscal year; and at such reasonable times as SCOLP requests to furnish its current financial statements to SCOLP and permit SCOLP or its representatives to inspect at Bingham's offices, its financial records and properties and make extracts therefrom in order to evaluate the financial condition of Bingham.


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      9. MISCELLANEOUS. This Amended Guaranty shall inure to the benefit of
SCOLP and its successors and assigns, including each and every holder or owner of any of the indebtedness guaranteed hereby. In the event that any person other than SCOLP shall become a holder or owner of any of the Indebtedness, each reference to SCOLP hereunder shall be construed as if it referred to each such holder or owner. This Amended Guaranty shall be binding upon Bingham and its successors and assigns. Bingham agrees that recourse may be had against its earnings and separate property for all of Bingham's obligations under this Amended Guaranty. This Amended Guaranty and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Michigan.

      10. JURY WAIVER. BINGHAM ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. BINGHAM, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR ITS BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AMENDED GUARANTY OR THE INDEBTEDNESS.

      11. COLLATERAL. This Amended Guaranty is secured by the collateral described in (i) the Amended and Restated Security Agreement dated December 13, 1999, as amended, between SCOLP and Bingham; (ii) the Membership Pledge Agreement dated December 13, 1999 between SCOLP and Bingham (with respect to membership interests in Bloomfield Acceptance Company, L.L.C. and Bloomfield Servicing Company, L.L.C.); (iii) the Stock Pledge Agreement dated December 13, 1999 between SCOLP and Bingham; (iv) the Stock Pledge Agreement dated October 20, 2000 between SCOLP and Bingham; and (v) various Uniform Commercial Code financing statements filed to perfect the security interests granted under the foregoing agreements.

      12. GUARANTY FREELY GIVEN. THIS AMENDED GUARANTY IS FREELY AND VOLUNTARILY GIVEN TO SCOLP BY BINGHAM, WITHOUT ANY DURESS OR COERCION, AND AFTER BINGHAM HAS EITHER CONSULTED WITH COUNSEL OR BEEN GIVEN AN OPPORTUNITY TO DO SO, AND BINGHAM HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS AMENDED GUARANTY.

      IN WITNESS WHEREOF, this Amended Guaranty was executed and delivered by the undersigned on the date stated in the first paragraph above.

                                       BINGHAM FINANCIAL SERVICES CORPORATION

                                        /s/ Ronald A. Klein
                                       ----------------------------------------
                                       By: Ronald A. Klein, President and Chief
                                           Executive Officer

0839546.03


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